AA 3470
This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).
Page 1 of 5

LOGO
Principal                Principal Life Insurance Company                                             Principal Variable
  Financial              P.O. Box 10431                                                               Universal Life Income II
  Group                  Des Moines, IA 50306-0431                                                    Supplemental Application

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
1. Print full name of Proposed Insured(s)                                       Policy Number(s)

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     Print full name of Owner

     -------------------------------------------------------------------------------------------------------------------------------

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2.    Complete the sections for:                                                         Required Sections      Optional Sections
                                                                                         -----------------      -----------------
      A.  New Business...............................................................         1, 4, 8                3, 5, 6
      B.  Adjustments to Existing Business...........................................          1, 8                    3, 6
      C.  Term Conversions...........................................................         1, 4, 8                3, 5, 6
      D.  Adding/Changing Dollar Cost Averaging or Automatic Portfolio Rebalancing...
                                                                                              1, 6, 8                 (N/A)

      o........An illustration of policy benefits, including death benefits, policy values and cash surrender values is available upon
               request.
      o        Policy values may increase or decrease in accordance with the experience of the Separate Account.
      o        The amount or duration of the death benefit may vary under specified conditions.
      o        Certain  products  as well as  Separate  Account  Divisions  or Fixed  Accounts  may  impose  restrictions.  Refer to prospectus for detail.
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3. Telephone and Internet Authorization:
      I (We) want telephone transaction services as described in the
      prospectus....................................................................              Yes                     No
      I (We) want  Internet  transaction  services for the sales  representative  as described in the  prospectus.  Internet  instructions  received from the sales
      representative will be binding on all policy owners.*.........................              Yes                     No

      * The policy owner may elect to perform financial transactions on the Internet upon establishing a Personal Identification Number on the Principal Financial Group web site.

         If these boxes are not checked, telephone and Internet services are not available. Telephone or Internet instructions received from any joint policy owner will be binding on all owners.







AA 3470
This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).
Page 2 of 5
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4. Premium Allocation and Monthly Policy Charges:
      Allocation Premium
          Allocate premium among the Separate Account Divisions and/or Fixed
Account using the chart below:
      Monthly Policy Charge
          Monthly policy charges will be allocated in the same manner as premiums unless otherwise noted. The Company will withdraw the monthly policy charge from the policy value in the following way (check one):
                          Prorated based on the balance of the owner's
                          investment accounts As below:

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                   Separate Account Divisions/Fixed                                       Variable UL Income II
                           Account Options
                                                                       -------------------------------------------------------------
                                                                       -------------------------------------------------------------
                                                                                  Premium                        Monthly
                                                                                Allocation                       Policy
                                                                                     %                          Charge %
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 *Fixed Account
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 Fixed DCA Account
 (must allocate a minimum of $1000 and complete the fixed
 DCA Account Allocation in Section 5)
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 AIM V.I. Capital Appreciation
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 AIM V.I. Core Equity
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 AIM V.I. Global Health Care
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 AllianceBernstein Small Cap Growth
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 AllianceBernstein Small/Mid Cap Value
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 AllianceBernstein International Value
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 American Century VP Income & Growth
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 American Century VP Value
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 American Century VP Vista
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 Bond
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 Capital Value
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 Diversified International
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 Equity Growth
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 Fidelity VIP Contrafund
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 Fidelity VIP Equity-Income
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 Fidelity VIP High Income
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 Fidelity VIP Mid Cap
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 Franklin Mutual Discovery Securities
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 Franklin Rising Dividends Securities
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 GoldmanSachs Structured SmallCap Equity
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 Government & High Quality Bond
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 International Emerging Markets
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 International SmallCap
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 Janus Aspen Forty
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 Janus Aspen International Growth
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 LargeCap Blend
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 LargeCap Stock Index
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 LargeCap Value
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 LifeTime Strategic Income
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 LifeTime 2010
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 LifeTime 2020
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 LifeTime 2030
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 LifeTime 2040
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 LifeTime 2050
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 MFS(R) VIT New Discovery
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 MFS(R) VIT Utilities
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 MidCap
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 MidCap Growth
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 MidCap Stock
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 MidCap Value
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 Money Market
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 Neuberger Berman AMT Partners
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 Real Estate Securities
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 SAM Balanced Portfolio
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 SAM Conservative Balance Portfolio
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 SAM Conservative Growth Portfolio
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 SAM Flexible Income Portfolio
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 SAM Strategic Growth Portfolio
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 Short-Term Bond
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 SmallCap Growth
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 SmallCap Value
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 Summitt Russell 2000 Small Cap Index
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 Summit S&P MidCap 400 Index
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                                                                       -------------------------------------------------------------
The sum of the percentages for all Divisions must equal 100%.
                                                                       -------------------------------------------------------------

* If allocated to Fixed Account and not requesting Scheduled Transfers, please explain:
                                                                                                ------------------------------------

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



AA 3470
This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).
Page 4 of 5
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5.    Fixed DCA Account Allocation

For Variable Universal Life II and VUL Income Only

Net Premiums allocated to the Fixed DCA Account earn interest at rates we determine. Interest rates on the Fixed DCA Account will likely be higher than interest rates on the Fixed Account. Funds are only transferred out of the Fixed
DCA Account on a monthly basis over a 6-month or 12-month  period.

Only 1 Fixed DCA Account can be in effect and must be chosen at issue. The sum of the percentages for all the divisions must equal 100%.

                 DCA Duration -      6 Month         12 Month
                          Transfer from Fixed DCA Account to:
                          Division                  Percent                               Division                    Percent
                          --------                  -------                               --------                    -------
        1.                                                     %       5.                                                       %
            --------------------------------------  ----------             ----------------------------------------   ---------
        2.                                                     %       6.                                                       %
            --------------------------------------  ----------             ----------------------------------------   ---------
        3.                                                     %       7.                                                       %
            --------------------------------------  ----------             ----------------------------------------   ---------
        4.                                                     %       8.                                                       %
            --------------------------------------  ----------             ----------------------------------------   ---------
            Allocation Percentages under the Fixed DCA Account will move to the
            Money Market Division for any premiums or Monthly Policy Charges effective after the DCA Duration.

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6.    Scheduled Transfer Options: (You may choose Scheduled Transfers (Dollar
      Cost Averaging) and/or Automatic Portfolio Rebalancing.) (Whole
      Percentages Only) The sum of the percentages for all the divisions must equal 100%.

      There are limitations for scheduled transfers, refer to the product prospectus for applicable restrictions.

Scheduled  Transfers - Allows for  transfer of money  between  Divisions  and/or
Fixed Account on a scheduled basis.

            Frequency:         Monthly             Quarterly            Semiannually             Annually
                                                      Initial Transfer Date      /       /
                                                                            -----  ------  -------
                                                                             M       D       YR   (not available on 29, 30, or 31
                                                                                                  of month)

                             Transfer Out (-)                                             Transfer In (+)
                   Division             Amount       Percent                      Division               Amount       Percent
                   --------             ------       -------                      --------               ------       -------
            1.                      $                          %           1.                      $                            %
              --------------------    ------------  ----------                --------------------   --------------   ---------
            2.                      $                          %           2.                      $                            %
              --------------------    ------------  ----------                --------------------   --------------   ---------
            3.                      $                          %           3.                      $                            %
              --------------------    ------------  ----------                --------------------   --------------   ---------
            4.                      $                          %           4.                      $                            %
              --------------------    ------------  ----------                --------------------   --------------   ---------
            5.                      $                          %           5.                      $                            %
              --------------------    ------------  ----------                --------------------   --------------   ---------
            6.                      $                          %           6.                      $                            %
              --------------------    ------------  ----------                --------------------   --------------   ---------

            Automatic Portfolio Rebalancing - This feature allows for maintaining the investment allocation that was originally established. It allows for rebalancing annually, semiannually, fiscal quarter or quarterly. (Rebalancing not available for the Fixed Account).

            Also, you may elect to rebalance upon request if you contact the Home Office.

            Frequency: Select one from each Category A and B:
            A.    Quarterly                    Semiannually                 Annually               Fiscal Quarter
            B.    Based on Policy Date         Specified future date           /       /
                                                                          -----   -----  --------
                  Based on Premium Allocation Percentage                   M       D       YR    (not available on 29, 30, or 31 of
                                                                                                 month)
            Division Options:  Rebalance my contract in the following way:
                               -------------------------------------------
                          Division                  Percent                               Division                    Percent
                          --------                  -------                               --------                    -------
        1.                                                     %       4.                                                       %
            --------------------------------------  ----------             ----------------------------------------   ---------
        2.                                                     %       5.                                                       %
            --------------------------------------  ----------             ----------------------------------------   ---------
            --------------------------------------  ----------             ----------------------------------------   ---------
        3.                                                     %       6.                                                       %
            --------------------------------------  ----------             ----------------------------------------   ---------





AA 3470
This completed document is for restricted use only. No part may be copied nor disclosed without prior consent of The Principal(R).
Page 5 of 5
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7.    Fraud Notices:

      Arkansas: Any person who knowingly and with intent to defraud any insurance company or other person submits a statement of claim or any application form containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act which is a crime. Such actions may be considered felonies and subject to criminal and civil penalties, including imprisonment and fines. In New York, civil penalties cannot exceed five thousand dollars and the stated value of the claim for each such violation.

      Colorado: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

      District of Columbia/Tennessee: WARNING: IT IS A CRIME TO PROVIDE FALSE,
      MISLEADING, OR INCOMPLETE INFORMATION TO AN INSURANCE COMPANY FOR THE
      PURPOSE OF DEFRAUDING THE COMPANY OR ANY OTHER PERSON. PENALTIES INCLUDE
      IMPRISONMENT AND/OR FINES AND DENIAL OF INSURANCE BENEFITS.

      Kentucky/Maine: Any person, who knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals for the purpose of misleading information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

      New Mexico: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

      Ohio: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

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8.    Signature
      I have read this application, which will be attached to and become a part of the policy, and have had the opportunity to read the prospectuses. I authorize the instructions in this application. I have been given the opportunity to ask questions regarding this policy, and they have been answered to my satisfaction. I understand the investment objectives of the
      Separate Accounts Divisions, Fixed Account and/or Fixed DCA Account for
      which I am applying and believe they fit with my investment objective(s).
      All of the statements in this application are true and complete to the best of my knowledge and belief and are the basis of any life insurance issued.
      CASH VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF
      THE SEPARATE ACCOUNT. THE DEATH BENEFIT MAY BE VARIABLE OR FIXED UNDER
      SPECIFIED CONDITIONS.

      ---------------------------------------------------------------
                           Print Name of Owner

      ---------------------------------------------------------------    -----------------------------------------------------------
             Authorized Signature/Title of Authorized Person                        2nd Authorized Signature (if joint)/
                                                                                         Title of Authorized Person

      To be completed by the Registered Representative:
      Signed at                                                          Signature
                 ----------------------------------------------------               ------------------------------------------------
                       City             State            Date

MM 1542-18                                                  Page 1 of 4
[GRAPHIC OMITTED]
Princor                                           Mailing Address:                Princor Financial
  Financial                                       Des Moines, IA 50392-0001       Services Corporation        New Account Form
  Services
  Corporation

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
  Principal Investors Fund, Inc.                                     Principal Variable Life Insurance
  Non-Proprietary Mutual Funds                                       Principal Income IRA              Update Suitability Only
  Brokerage Account (including Principal Passage Accounts)           Managed Accounts (Princor Investment Advisory Agreement must
  Non-Proprietary (Non-Principal Life) Variable Annuity or           be included for SEI and Managers Funds)
     Variable Life
  Principal Variable Annuity Contract                                Other
                                                                             -------------------------------------------------------

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  A.    Account Owner Information          (Additional owners' information can be provided on a separate piece of paper)
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 Owner Name                                                          Joint Owner or  Custodian Name (Please check if applicable)

-------------------------------------------------------------------
                                                                   -----------------------------------------------------------------
 Date of Birth            Soc. Sec. No. or Fed. Tax I.D. No.        Date of Birth           Soc. Sec. No. or Fed. Tax I.D. No.

-------------------------------------------------------------------
                                                                   -----------------------------------------------------------------
 Marital Status   Citizenship/Domicile                              Marital Status  Citizenship/Domicile
  Single            U.S.                                             Single           U.S.
  Married           Non-U.S. (country                             )  Married          Non-U.S. (country
                                       --------------------------                                        --------------------------
                        Resident Alien      Non-Resident Alien                            Resident Alien      Non-Resident Alien
                       (W-8)                                                             (W-8)

-------------------------------------------------------------------
                                                                   -----------------------------------------------------------------
 Physical Address (P.O. Box, mail drop locations cannot be          Physical Address (P.O. Box, mail drop locations cannot be
 accepted)                                                          accepted)

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 Mailing Address (if different from Physical Address)               Mailing Address (if different from Physical Address)

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 City                                 State    Zip                  City                                State    Zip

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 Daytime Phone                                                      Daytime Phone
 (         )                                                        (        )
-------------------------------------------------------------------
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 Employment Status                                                  Employment Status
  Employed     Retired     Unemployed     Student                    Employed     Retired     Unemployed     Student
  Other (explain)                                                    Other (explain)
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 Name and Address of Employer                                       Name and Address of Employer

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  Occupation (if not currently employed, last occupation)           Occupation (if not currently employed, last occupation)

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  Is any Owner a senior military,  governmental or political figure in a non-U.S.  country or closely associated
  with or an immediate family member of such an official?.......................................................     Yes*   No

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  Is any Owner a non-U.S. entity (e.g., foreign business or trust), or acting on behalf of such an entity?......     Yes*   No

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  Is any Owner or person with  discretionary  authority  over the account  associated  with (e.g.,  a Registered
  Representative or employee of) a securities broker-dealer firm other than Princor?............................     Yes*   No

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  Has any  Owner  ever  been a  corporate  officer,  director,  or owner of 10% or more of any stock of a public
  company?......................................................................................................     Yes*   No

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 -----------------------------------------------------------------------------------------------------------------------------------
  *If Yes has been checked on any of the above questions, please provide details on a separate page including the name, company or entity, address, relationship, type of business, etc..

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  B.    Your Investment Goals (Suitability)
------------------------------------------------------------------------------------------------------------------------------------
 We collect this information to better serve your needs and to help determine whether an investment is right for you. Industry regulations require this information be obtained. If Joint Account, financial and suitability information can be combined.
 (Corporate/Trust Applicants must also complete areas designated*)
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 If purchasing a Variable Life Product, your primary investment goal must be death benefit. If purchasing a Variable Annuity, your primary investment goal must be long-term retirement income and/or death benefit.
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 Investment Objectives*                        Risk Tolerance*     Federal Tax Bracket*               Estimated Annual Income*
  Capital Preservation    Growth                Low        High     0%       15%     28%     35%
                                                                                                      ------------------------------
  Income                  Income & Growth       Moderate            10%      25%     33%

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 Net Worth* (includes current investment)                                      Investment Experience (years)
                                                                                                                    ----------------
 Liquid Net Worth* (excludes primary residence)                                How long do you plan to hold this
                                                    -------------------------
 Total Net Worth*                                                              investment (years)
                       ------------------------------------------------------                         ------------------------------

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  C. Source of Funds Key: MF = Mutual Fund, VA = Variable Annuity, VL = Variable
Life
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  Current Income/Salary Reduction/Personal Savings                 Death Benefit from Principal Life insurance/annuity
  Liquidation of one Investment:          MF     VA      VL    to purchase another Product:       MF      VA     VL
  In Kind Transfer           Other (please specify)
                                                        ----------------------------------------------------------------------------




MM 1542-18                                                  Page 2 of 4
  D.    Processing Your Transaction (Broker Dealer Services Transactions Only)
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 Registration (Check only one)    *Additional paperwork required
  Individual                                 Corporation*            Retirement Plan*                Estate*
  Joint/rights of Survivorship               Partnership*            Investment Club*                Trust*
  Tenants in Common*                         Custodian               Transfer on Death*              Other
                                                                                                              ----------------------

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 Account Type:              Cash             Margin (additional paperwork required)        Option (additional paperwork required)
                            Cash Management                                                Tax Exempt Cash Management

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  Hold proceeds of                  Remit proceeds to address of record.
      sales in sweep account           Semi-Monthly  Bi-Monthly  Semi-Annually  Monthly  Quarterly  Annually

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 Interest/Dividend Option (choose 1):  Hold in the account  Remit to owner on                         Sweep into MM Fund
                                                                                      --------------                           -----

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  E. Tax Number Certification (Broker Dealer Services and Mutual Fund Transactions Only)
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 (The Internal Revenue Service (IRS) does not require your consent to any provision of this document other than the certifications required to avoid backup withholding) I certify under penalties of perjury:
1.  The number shown on this form is my correct taxpayer identification number
    (or I have applied and am waiting for a number to be issued), and
2.  I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.  I am a U.S. person (including a U.S. resident alien).
 Certification instructions: You must cross through item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification but you must provide your correct TIN.

  F.    Customer Acknowledgement
------------------------------------------------------------------------------------------------------------------------------------
 I acknowledge that I have received and reviewed the attached Customer
 Acknowledgement.

 THE CUSTOMER AGREEMENT CONTAINS A PREDISPUTE ARBITRATION
 CLAUSE ON PAGE 4, SECTION 13. CUSTOMER ACKNOWLEDGES RECEIVING A COPY OF THIS AGREEMENT.

  G.    529 College Savings Plans
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     I understand the costs associated with the purchase of a 529 Plan ("Plan"), as fully described in the Plan's Program Disclosure Document. These costs may include charges imposed by the state or other government entity offering the
 Plan, the firm(s) providing investment management or other services to the
 Plan, and distribution costs payable to Princor and/or my representative.
     I am choosing to invest in this product after having been provided a copy of the Plan's Program Disclosure Document. If this product offers multiple share classes for investment purposes, my representative has explained the differences in costs associated with different share classes and I have selected the share class(es) that I believe is/are most appropriate in light of my investment objectives and time horizon.
     I understand that some states offer favorable tax benefits to residents only when investing in that state's Plan and that I should consult with a qualified tax advisor. I should also contact my resident state's 529 Plan
 Administrator to learn more about any federal and/or state tax or other benefits that might be available if I invest in the in-state Plan as opposed to an out-of-state Plan.
     If, after weighing any lost tax or other benefits available to me, I have chosen to invest in an out-of-state Plan, it is for one or more of the following reasons (CHECK ALL THAT APPLY):
     The tax benefits of the in-state plan are insignificant or unavailable to me.
     I have existing assets with the fund family(ies)/ investment choices which qualify this investment for breakpoints. I prefer the fund family(ies)/
     investment choices offered in the out-of-state 529 plan. The out-of-state
     529 plan offers lower fees and/or expenses.
     The out-of-state 529 plan offers a better performance history.
     I am investing through my employer and am eligible for reduced or no sales charges. If I choose the in-state 529 plan, my Princor registered representative cannot adequately assist me.
 Other         (Please
 explain):
                       -------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------------------------------
  H. Signatures - All signers certify that the information provided on this form is true and accurate
------------------------------------------------------------------------------------------------------------------------------------
 Sign below exactly as your name appears on this form. For joint registration, all owners must sign.
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 Customer's Soc. Sec. No. or Fed. Tax I.D. No.                     Customer's Account Number

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 Customer's Printed Name                     Customer's Signature                        Date (MM/DD/YYYY)

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 Joint Account Owner's Printed Name          Joint Account Owner's Signature             Date (MM/DD/YYYY)

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 Registered Representative's Printed Name    Registered Representative's Signature       RR Detail Code        Percent

------------------------------------------------------------------------------------------------------------------------------------
 Registered Representative's Printed Name    Registered Representative's Signature       RR Detail Code        Percent

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 Registered Principal's Printed Name         Registered Principal's Signature            Date (MM/DD/YYYY)

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



MM 1542-18                                                  Page 3 of 4

Customer Acknowledgement -
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o   I acknowledge that I have received and reviewed an appropriate and current prospectus for each investment (stock, bonds and certain types of transfers do not require a prospectus). If applicable, the prospectus explained surrender charges applicable to the product, any share classes and possible reduced sales charges for the various mutual funds.
o   I understand that I may incur a front-end sales charge, contingent deferred sales charge, or surrender charges if I switch or replace products.
o For investment advisory products, I acknowledge that I received and reviewed the appropriate Form ADV.
o   I have been given the opportunity to ask questions regarding my account and investments. Questions have been answered to my satisfaction. I understand investments will fluctuate in value, and the principal may be worth less than the amount originally invested. I further understand that past performance is not a guarantee of future returns.
o        I acknowledge receiving a Privacy Notice on behalf of Princor and other companies of the Principal Financial Group.
o        I understand  that my  Registered  Representative  may change  broker  dealer  affiliations  at some time in the future.  I acknowledge and agree that Princor Financial Services Corporation may transfer my account(s), including my personal information, to such new broker dealer upon request by the Registered Representative without prior notification to me.
o   I acknowledge that if Princor is unable to service any of the assets that I currently hold at another firm, I have the right to:
o Retain the assets at my previous firm; o Have the assets shipped to me in my name; o Transfer the assets to an account designated by me; or o Liquidate the assets.
     I also understand it is advisable to consider holding nontransferable assets at my prior firm or transferring them to a designated account before considering their liquidation.
o   I understand that federal law requires Princor to obtain, verify and record information that identifies each customer opening a new account. Princor may ask for identifying information and to see a driver's license or other documents. Princor may also check databases or take other steps to verify my identity.
o   I acknowledge that my Registered Representative explained the reduced front-end sales charges that may be available with breakpoints, letters of intent, rights of accumulation, exchanges and reinstatements. I was also given the opportunity to explain other holdings I have in the fund family and other eligible investments as well as holdings in any related accounts.
o   I acknowledge that my Registered Representative disclosed to me that securities are not FDIC or NCUSIF insured, may lose value, are not guaranteed by the financial institution and are not required as a condition of receiving credit approval from the financial institution.
o        I acknowledge receiving a copy of Princor Financial Services Corporation's Business Continuity Plan Disclosure Statement.
o        I understand  that  Princor does not  recommend  the  liquidation  of home equity  assets for the purpose of  investing.  I acknowledge the source of this investment is not my home equity.
o   I acknowledge that my Registered Representative explained the following aspects of corporate bonds and bond funds. I have been given the opportunity to ask questions, and any questions have been answered to my satisfaction.
o        The definition of a corporate bond
o        The difference between price and yield and their inverse relationship
o        The difference between yield to maturity and yield to call
o       The risks associated with corporate bonds, including interest rate risk, call and reinvestment risk, refunding risk and sinking fund provisions, default and credit risk, and liquidity risk
o       Corporate bonds with special features, such as floating rate bonds, zero-coupon bonds, secured bonds, guaranteed and insured bonds, convertible bonds, and junior or subordinated bonds
o        Broker compensation for selling bonds
o   I acknowledge that I have reviewed the below compensation disclosures. I have been given the opportunity to ask questions, and any questions have been answered to my satisfaction.
o       Princor Financial Services Corporation (Princor), directly or through its affiliates (Us, We), receives compensation from product sponsors or their distributors for the sale of non-proprietary products. Part or all of this compensation may be paid to Princor registered representatives and/or other selling financial professionals. We also, directly or indirectly, pay compensation for the sale of our proprietary products to
        Princor registered representatives and/or other selling financial professionals.
o        The Princor  registered  representative  and/or selling financial  professional may be compensated on a different basis for sales of proprietary products than for sales of non-proprietary products.  Additionally,  Princor or other product sponsors may, from time to time, at their expense,  make additional  payments to Princor registered  representatives  and/or selling financial  professionals  that sell, make referrals,  or provide services in connection with the sale of certain classes of fund shares or certain  insurance  products.  Such payments may include payment or reimbursement  for costs associated with the purchase of products or services used in connection with sales and marketing of investment  products.  This can include expenses for conferences or seminars,  sales or training  programs,  client  entertainment,  client and investor events and other sponsored events,  travel expenses,  (including those in connection with training and educational  meetings),  client prospecting,  retention  and due diligence  trips.  As a result of this sale,  the selling  financial  professional  (or an affiliated  entity) may receive  compensation  (cash or otherwise) that is based in part on factors such as total deposits, assets,  persistency or  profitability  of the business sold. The cost of this  compensation  may be directly or indirectly reflected  in the fees for this  product.  The selling  financial  professional  (or  affiliated  entity) may receive  this compensation from Us or from another entity through which business is placed.
o       A financial professional associated with Principal Life under an agent contract has a contractual obligation to sell sufficient Principal Life products to maintain his/her benefit package, which includes health insurance, stock incentives, pension, and other benefits. In addition to the compensation information provided above, he/she may receive sales compensation, override compensation, expenses allowances, referral fees, servicing fees, and other types of sales-related compensation or reimbursements.
o       For more information, please refer to the prospectuses of the fund families you are investing in, material given to you regarding insurance products, and talk to your Princor registered representative and/or selling financial professional.
o   I acknowledge that, even if English is not my primary language, I can speak, read and understand English, including all Princor-related documents and transactions conducted in English.

MM 1542-18                                                  Page 4 of 4
Customer Agreement -
This Customer Agreement is between the Account Owner(s) (referred to as I) and
Princor Financial Services Corporation (referred to as You).
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1. Provisions in the event of Failure to Pay or Deliver             10. Joint Accounts
   If I do not, on or before the  settlement  date,  pay in full           This is a joint  account,  unless we notify you otherwise
   for any security  purchased  for the account,  or deliver any           and required  documentation  is provided,  the  brokerage
   security sold for such account,  you are authorized  (subject           account(s)  shall  be held by us  jointly  with  right of
   to  the  provisions  of  any  applicable  statute,   rule  or           survivorship  (payable to either or the  survivor of us).
   regulation).                                                            Each  joint  tenant  irrevocably  appoints  the  other as
   a) until  payment  or  delivery  is made in full,  to pledge,           attorney-in-fact  to take all action on his or her behalf
   repledge,  hypothecate or rehypothecate,  without notice, any           and  to   represent   him  or  her  in  all  respects  in
   or all securities or commodities or any other  property,  for           connection  with  this  Agreement.  You  shall  be  fully
   the sum then due or for a greater or lesser  sum and  without           protected  in acting  but shall  not be  required  to act
   retaining in your  possession and control for delivery a like           upon the instructions of either joint tenant.  Each of us
   amount of similar  securities,  and/or (b) to sell any or all           shall  be  liable,  jointly  and  individually,  for  any
   securities  which you may hold for me (either  individual  or           amounts due to you  pursuant to this  Agreement,  whether
   jointly  with  others),  or to  buy  any  or  all  securities           incurred by either or both of us.
   required to make  delivery for the account,  or to cancel any      11. Address
   or all outstanding orders or commitments for the account.               Communications  may be sent to me at the current  address
2. Cancellation Provisions                                                 which is on file at your office, or at such other
   You are authorized, in your discretion, should I die or                 address as may hereafter be given to you in writing. All
   should you for any reason whatever deem it necessary for                communications so sent, whether by mail, telegraph,
   your protection, without notice, to cancel any outstanding              messenger or otherwise, shall be deemed given to me
   orders in order to close out the accounts, in whole or in               personally, whether actually received or not.
   part, or to close out any commitment made on my behalf.            12. Recording Conversations
3. General Provisions                                                      I  understand  and agree that for our  mutual  protection
   Any sale,  purchase or cancellation  authorized hereby may be           you  may  electronically  record  any  of  our  telephone
   made  according to your  judgment and at your  discretion  on           conversations.
   the  exchange  or other  market  where such  business is then      13. Arbitration
   usually transacted,  or at public auction, or at private sale      (a)      Arbitration Requirement
   without  advertising  the same and without any notice,  prior           This   agreement   contains  a  pre-dispute   arbitration
   tender,  demand or call;  and you may  purchase  the whole or           clause.  By signing an arbitration  agreement the parties
   any  part  of  such   securities   free  from  any  right  of           agree as follows:
   redemption,  and I shall remain liable for any deficiency. It      (b)      Arbitration Disclosure
   is further understood that any notice,  prior tender,  demand      o        All  parties  to this  agreement  are  giving  up the
   or call  from you  shall  not be  considered  a waiver of any               right to sue  each  other in  court,  including  the
   provision of this agreement.                                                right to a trial by jury,  except as provided by the
4. Successors                                                                  rules of the arbitration forum in which a claim is
   This agreement and its provisions shall be continuous, and                  filed.
   shall inure to the benefit of your present organization, and              o Arbitration awards are generally final and binding;
   any successor organization or assigns, and shall be binding                 a party's ability to have a court reverse or modify
   upon me and/or the estate, executors, administrators and                    an arbitration award is very limited.
   assigns.                                                                  o The ability of the parties to obtain documents,
5. Age                                                                         witness statements and other discovery is generally
   I, if an individual, represent that I am of full age.                       more limited in arbitration than in court
6. Interest in Account                                                         proceedings.
   I am the only party with an interest in any of the accounts               o The arbitrators do not have to explain the reason(s)
   with you unless such interest is revealed in the title of                   for their award.
   such account and in any case the interest indicated in such               o The panel of arbitrators will typically include a
   title.                                                                      minority of arbitrators who were or are affiliated
7. Orders and Statements                                                       with the securities industry.
   Reports of the execution of orders and statements of the                  o The rules of some arbitration forums may impose time
   account shall be conclusive if not objected to in writing.                  limits for bringing a claim to arbitration. In
   The former within two days and the latter within ten days,                  some cases, a claim that is ineligible for
   after forwarding by you to me by mail or otherwise.                         arbitration may be brought in court.
8. Force Majeure                                                             o The rules of the arbitration forum, in which the
   You shall not be liable for loss or delay caused directly or                claim is filed, and any amendments thereto, shall
   indirectly by war, natural disasters, government                            be incorporated into this agreement.
   restrictions, exchange or market rulings or other conditions        (c) Arbitration Agreement
   beyond your control.                                                    Any and all controversies which may arise between
9. Fees and Charges                                                        broker,  any of broker's  employees or agents, and client
   I agree to the fees and charges on the fee schedule  received           concerning  any  account,  transaction,  dispute  or  the
   by me. You may change the fee  schedule  from time to time. I           construction,  performance  or  breach  of  this  or  any
   agree that  securities  held within my account may be sold to           agreement  shall be  submitted to  arbitration  conducted
   offset any fee  obligation  related to my account,  including           before the National  Association  of Securities  Dealers,
   expenses incurred by Princor in selling  securities to offset           Inc., in accordance  with their rules.  Arbitration  must
   the fee obligation. In the alternative,  I may pay these fees           be  commenced  by  service  upon  the  other  party  of a
   by separate check if I prefer.  The check must be received by           written  demand for  arbitration  or a written  notice of
   you  within 30 days from the date of the debt  obligation  is           intent to  arbitrate,  therein  electing the  arbitration
   created.  If my check is not  received  within  30 days,  you           tribunal.
   will satisfy the fee  obligation by selling  securities  held           No person  shall  bring a  putative  or  certified  class
   in my money market  account or, if none,  the  security  with           action  to   arbitration,   nor  seek  to   enforce   any
   least consequences to client.  Commissions and ticket charges           pre-dispute  arbitration agreement against any person who
   will be assessed if liquidation occurs.                                 has initiated in court a putative  class  action;  or who
                                                                           is a member of a putative class action who has not opted
                                                                           out of the class  with respect to any claims encompassed
                                                                           by the putative class action until:  (i) the class
                                                                           certification is denied; or (ii) the class is
                                                                           decertified; or (iii) the customer is excluded from
                                                                           the  class by the court. Such forbearance to  enforce
                                                                           an  agreement to arbitrate shall not constitute  a
                                                                           waiver of any rights under  this agreement except to
                                                                           the extent stated herein.

Securities are offered through Princor Financial Services Corporation, a member of the Principal Financial Group(R), zzz 711 High Street, Des Moines, Iowa 50392.

        Princor Financial Services Corporation member SIPC. 800-247-4123

                                  Customer Copy
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



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
MM 2789-1                                                    Page 1 of 1
[GRAPHIC OMITTED]
Princor
  Financial                 Mailing Address:                Princor Financial          Princor Financial Services Corporation
  Services                  Des Moines, IA 50392-0001       Services Corporation       Business Continuity Plan
  Corporation
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

Princor Financial Services Corporation has developed a Business Continuity Plan on how we will respond to events that significantly disrupt our business. Since the timing and impact of disasters and disruptions is unpredictable, we will have to be flexible in responding to actual events as they occur. With that in mind, we are providing you with this information on our business continuity plan.

Contacting Us - If after a significant business disruption you cannot contact us as you usually do at 888-774-6267 or 800-247-4123, you should go to our Web site at www.principal.com.

Business Continuity Plan - We plan to quickly recover and resume business operations after a significant business disruption and respond by safeguarding our employees and property, making a financial and operational assessment, protecting the firm's books and records, and allowing our customers to transact business. In short, our business continuity plan is designed to permit our firm to resume operations as quickly as possible, given the scope and severity of the significant business disruption.

Our business continuity plan addresses: data back up and recovery; all mission critical business functions and supporting systems; financial and operational assessments; alternative communications with customers, employees, and regulators; alternate physical location of employees; critical supplier, contractor, bank and counter-party impact; regulatory reporting; and assuring our customers prompt access to their funds and securities if we are unable to continue our business.

Varying Disruptions - Significant business disruptions can vary in their scope, such as only our firm, a single building housing our firm, the business district where our firm is located, the city where we are located, or the whole region. Within each of these areas, the severity of the disruption can also vary from minimal to severe. In a disruption to only our firm or a building housing our firm, we will transfer our operations to a local site when needed and strive to recover and resume business within 24 hours. In a disruption affecting our business district, city, or region, we will transfer our operations to a site outside of the affected area, and strive to recover and resume business as soon as administratively possible. In either situation, we plan to continue in business, and notify you through our Web site, www.principal.com, or you can contact us at 888-774-6267, or 800-247-4123. If the significant business disruption is so severe that it prevents us from remaining in business, we will assure our customer's prompt access to their funds and securities.

For more information - If you have questions about our business continuity planning, you can contact us at 888-774-6267 ext. 59168 (Princor Compliance.)

   Copyright (C) 2004 Principal Financial Services, Inc. All rights reserved.